6316 SA1 04/23

SUPPLEMENT DATED APRIL 26, 2023

TO THE STATEMENT OF ADDITIONAL INFORMAITON

DATED JANUARY 1, 2023

OF

TEMPLETON INTERNATIONAL CLIMATE CHANGE FUND
(a series of Templeton Funds)

The Statement of Additional Information (SAI) is amended as follows:

Effective May 1, 2023, the following replaces the first paragraph and bullets points in the “Management and Other Services – Management fees” section of the SAI:

Prior to May 1, 2023, the Fund paid the investment manager a fee equal to an annual rate of:

0.705% up to and including $1 billion;

0.690% over $1 billion up to and including $5 billion;

0.675% over $5 billion, up to and including $10 billion;

0.655% over $10 billion, up to and including $15 billion;

0.635% over $15 billion, up to and including $20 billion;

0.615% over $20 billion, up to and including $25 billion;

0.605% over $25 billion, up to and including $30 billion;

0.595% over $30 billion, up to and including $35 billion; and

0.585% over $35 billion.

Effective May 1, 2023, the Fund pays the investment manager a fee equal to an annual rate of:

0.705% up to and including $500 million;

0.690% over $500 million, up to and including $1 billion;

0.675% over $1 billion, up to and including $5 billion;

0.655% over $5 billion, up to and including $10 billion;

0.635% over $10 billion, up to and including $15 billion;

0.615% over $15 billion, up to and including $20 billion;

0.605% over $20 billion, up to and including $25 billion;

0.595% over $25 billion, up to and including $30 billion; and

0.585% over $30 billion.

Please keep this supplement for future reference.